UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

VAUGHAN NELSON FUNDS

Vaughan Nelson Emerging Markets Opportunities Fund

(Investor Class – ADVKX)

(Institutional Class - ADVMX)

Vaughan Nelson International Small Cap Fund

(Investor Class - ADVJX)

(Institutional Class - ADVLX)

ANNUAL REPORT

OCTOBER 31, 2021

Vaughan Nelson Funds

Each a series of Investment Managers Series Trust

Table of Contents

Vaughan Nelson Emerging Markets Opportunities Fund
Letter to Shareholders	1
Fund Performance	3
Schedule of Investments	4
Vaughan Nelson International Small Cap Fund
Letter to Shareholders	9
Fund Performance	11
Schedule of Investments	13
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	37
Supplemental Information	38
Expense Examples	47

This report and the financial statements contained herein are provided for the general information of the shareholders of the Vaughan Nelson Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.im.natixis.com/us/vaughan-nelson-funds

Vaughan Nelson Emerging Markets Opportunities Fund

Dear Shareholder,

The performance of the asset class during the first eight months of the fiscal year (through July) was fairly consistent with strong positive absolute returns, relatively stable currencies, positive or neutral macro news, no threatening COVID 19 news and favorable factor development. At the beginning of July, however, the narrative and the market focus began to change. The news of Evergrande’s, the Chinese real estate developer, potential default created concerns about a systemic crisis in China and that knocked the air out of emerging markets. A deteriorating fiscal situation in Brazil, supply chain constraints and challenges globally, and the renewed fears of stickier, higher inflation added to concerns and led to a risk-off environment.

Market & Portfolio Overview

We have discussed internally since the beginning of 2021 that our long leading indicators for China, including for new bank loans and shadow banking, suggest a deceleration in growth for 2021, aligning with overall GDP forecasts from the IMF and World Bank. Additionally, the Government policy stance shifted from monetary and fiscal expansion in 2020 to a more neutral stance this year as the Government aims to keep system wide leverage and property prices under control. We saw several new developments during the fiscal year worth highlighting. The Chinese Government is increasing their efforts to reduce income inequality through programs they are referring to as “Common Prosperity”. This marks a shift away from decades old pursuit of rapid economic growth at all costs, instead increasing efforts to broaden income distribution and create greater balance in the economy. We have started to see the first response to these policies with several very large profitable tech companies announcing sizable charitable contributions during the last few months. Some policy changes we believe will be discussed include wealth taxes on capital gains and inheritance and property taxes on investment properties.

The second situation in China that we are monitoring closely is with large property developer Evergrande. The developer has over $300bn in outstanding liabilities, has contracted 7.3bn sq ft of land, and is currently developing 1.4bn square feet of land. Real estate accounts for about 29% of GDP for the country and we believe the increase in offshore funding costs for the developers across the entire sector will cause a short-term slowdown in construction activities including starts/launches. A second developer, Fantasia Holdings, is delinquent on recent coupon payments in a sign that the balance sheet challenges are not isolated to simply Evergrande.

As a result of the growth headwinds that we see in China, we reduced the portfolio’s position in Hong Kong/China from a moderate overweight position to an underweight position. We are waiting to see a more material policy loosening stance from the Government as well as a bottoming of the credit cycle which we would expect to see during the first half of 2022.

Another country where we reduced exposure was Brazil. We took profits in some materials sector companies and sold out of an industrial company that makes parts for commercial vehicles. President Bolsanaro’s popularity rating remains low, and the recent scandal related to purchase of Covid vaccines has caused an uptick in protests and unrest across the country ahead of an election next October. Inflation is running at above 10% due to weak foreign exchange and the rise in food/fuel/electricity tariff prices has caused the Central Bank to raise interest rates aggressively with more tightening ahead. The outlook is better for inflation next year, which is expected to come back down to the 4%-5% range, but still be outside of the Central Bank’s targeted range. With heightened volatility expected as campaigning for the election begins, we expect the portfolio to retain an underweight position in Brazil into 2022.

Portfolio Review

In the past year, the portfolio delivered a return of 30.19% compared to the benchmark, the MSCI Emerging Markets Small Mid Index, which returned 37.16%. The best performing countries (total effect) were India, China, and South Korea. Offsetting this was negative contribution from Taiwan, Hong Kong, Poland, and Philippines.

On a sector basis, the top performers for the fund were Health Care, Consumer Staples, and Utilities. The primary underperforming sectors for the fund were Industrials and Financials.

Outlook

Economic growth continues to be hindered by supply chain disruptions, low inventories, and rising commodity prices. As we move into 2022, markets should start to get a glimpse of what the new “post Covid normal” looks like and to what extent inflation will be transitory. There is some solace in the fact that the inflationary cycle is now in a growth downturn, but such a downturn is no guarantee that inflation will be as low as it was for the last decade. Globally, there are significant geopolitical, demographic, and industry shifts underway that will materially change supply chains, trade flows, inflationary pressures, and currency flows. These shifts will become more apparent as we move through 2022 and could impact asset prices.

We remain towards the top end of our targeted number of names (60-80) given the attractive opportunity set and compelling valuations that we see in many of our countries.

On average, our updated valuation models suggest that our three-year upside exceeds our underwriting target of 50%.  This is geographically spread across nearly all our markets apart from India, which has performed the best year to date.  Even considering its outperformance, our models still show considerable upside for our India holdings.

Thank you for your support. Please do not hesitate to reach out to us if you have any questions.

Kind regards,

Vaughan Nelson International Team

The views in this letter were as of 10/31/21 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Natixis Distribution, LLC (fund distributor) and Vaughan Nelson are affiliated.

Natixis Distribution, LLC (Member FINRA/SIPC) is a limited purpose broker-dealer and the distributor of various registered investment companies for which advisory services are provided by affiliates of Natixis Investment Managers.

[1]	The U.S.Dollar Index (DXY) is an index (or measure) of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners' currencies.

Vaughan Nelson Emerging Markets Opportunities Fund

FUND PERFORMANCE at October 31, 2021 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI Emerging Markets SMID Cap Index. The performance graph above is shown for the Fund’s Institutional Class shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI Emerging Markets SMID Cap Index captures mid and small cap representation across 26 Emerging Markets counties. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2021	1 Year	5 Years	Since Inception	Inception Date
Vaughan Nelson Emerging Markets Opportunities Fund – Institutional Class	30.19%	5.15%	3.17%	11/01/13
Vaughan Nelson Emerging Markets Opportunities Fund – Investor Class*	29.95%	4.88%	2.91%	12/02/19
MSCI Emerging Markets SMID Cap Index	37.16%	9.02%	5.06%	11/01/13

*	Investor Class shares were first offered on December 2, 2019. The performance figures for Investor Class shares include the performance for the Institutional Class shares for the period prior to December 2, 2019, adjusted for Investor Class shares’ expenses, which are higher than the expenses of Institutional Class shares.

The performance data quoted here represents past performance. Past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 660-6610.

Gross and net expense ratios for Investor Class shares were 2.65% and 1.60%, respectively, and for Institutional Class shares were 2.40% and 1.35%, respectively, which were the amounts stated in the current prospectus dated March 1, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.60% and 1.35% of the average daily net assets of the Investor Class shares and Institutional Class shares, respectively. This agreement is in effect until February 28, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Vaughan Nelson Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2021

Number of Shares		Value
	COMMON STOCKS — 98.3%
	BRAZIL — 4.6%
15,426	Afya Ltd. - Class A *	$269,184
108,150	Banco ABC Brasil S.A.	291,080
60,715	Hypera S.A.	301,864
59,692	Intelbras S.A. Industria de Telecomunicacao Eletronica Brasileira	278,375
41,942	SLC Agricola S.A.	323,866
		1,464,369
	CANADA — 1.5%
37,521	Fairfax India Holdings Corp. *,[1]	488,523

	CHINA — 7.6%
299,837	China Yongda Automobiles Services Holdings Ltd.	477,065
169,192	ENN Natural Gas Co., Ltd. - Class A	487,096
93,904	Haier Smart Home Co., Ltd. - Class H	349,670
106,775	Haitian International Holdings Ltd.	311,195
1	KWG Living Group Holdings Ltd.	0
359,581	Topsports International Holdings Ltd. [1]	436,835
211,466	TravelSky Technology Ltd. - Class H	395,114
		2,456,975
	COLOMBIA — 0.7%
14,090	Geopark Ltd.	211,491

	CYPRUS — 1.1%
18,752	Polymetal International PLC	346,649

	HONG KONG — 3.3%
237,216	China Education Group Holdings Ltd.	405,482
337,320	Far East Horizon Ltd.	322,125
486,924	WH Group Ltd. [1]	341,338
		1,068,945
	INDIA — 15.5%
125,551	Aster DM Healthcare Ltd. *,[1]	315,462
26,455	Cholamandalam Financial Holdings Ltd.	247,947
23,155	Cyient Ltd.	330,943
138,295	Finolex Industries Ltd.	407,177
72,667	Hindalco Industries Ltd.	447,786
306,942	India Grid Trust [1]	588,787
34,884	KEI Industries Ltd.	426,087
36,064	Mahindra & Mahindra Ltd.	427,287
3,713	Mphasis Ltd.	161,041
173,005	Redington India Ltd.	332,784
77,895	SIS Ltd. *	484,582
42,200	Sobha Ltd.	434,549

Vaughan Nelson Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDIA (Continued)
39,094	UPL Ltd.	$387,569
		4,992,001
	INDONESIA — 3.1%
7,640,757	Media Nusantara Citra Tbk P.T.	486,001
14,780,743	Pakuwon Jati Tbk P.T. *	523,113
		1,009,114
	LUXEMBOURG — 1.3%
5,790	Befesa S.A. [1]	430,750

	MEXICO — 4.0%
234,745	Corp Inmobiliaria Vesta S.A.B. de C.V.	408,649
468,562	Genomma Lab Internacional S.A.B. de C.V. - Class B *	448,352
273,831	GMexico Transportes S.A.B. de C.V. [1]	438,917
		1,295,918
	PHILIPPINES — 2.4%
19,052	Ayala Corp.	326,163
546,194	Puregold Price Club, Inc.	457,626
		783,789
	POLAND — 2.5%
15,111	Asseco Poland S.A.	372,123
13,812	LiveChat Software S.A.	422,353
		794,476
	RUSSIA — 3.2%
182,514	Detsky Mir PJSC [1]	352,788
73,219	Detsky Mir PJSC	141,338
5,759	Magnit PJSC	524,842
		1,018,968
	SAUDI ARABIA — 1.2%
12,593	Leejam Sports Co. JSC	381,120

	SOUTH AFRICA — 5.5%
361,820	Advtech Ltd.	454,792
20,211	Bid Corp. Ltd.	433,779
31,212	Bidvest Group Ltd.	390,812
183,765	DataTec Ltd.	500,466
		1,779,849
	SOUTH KOREA — 15.9%
20,665	Cheil Worldwide, Inc.	422,264
11,431	Doosan Bobcat, Inc. *	373,596

Vaughan Nelson Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	SOUTH KOREA (Continued)
7,287	Duk San Neolux Co., Ltd. *	$338,830
10,520	Fila Holdings Corp.	335,176
1,859	Hansol Chemical Co., Ltd.	524,626
6,589	Innocean Worldwide, Inc.	331,676
14,787	KB Financial Group, Inc.	715,748
5,201	LG Corp.	406,601
18,755	NICE Information Service Co., Ltd.	317,383
3,414	Osstem Implant Co., Ltd.	361,889
2,472	Samsung Electro-Mechanics Co., Ltd.	336,654
7,929	SaraminHR Co., Ltd.	312,027
1,498	Soulbrain Co., Ltd.	336,264
		5,112,734
	TAIWAN — 16.9%
64,902	Elite Material Co., Ltd.	562,077
59,944	Ennoconn Corp.	397,428
221,204	Getac Holdings Corp.	416,649
273,205	King Yuan Electronics Co., Ltd.	392,019
214,916	Lite-On Technology Corp.	474,273
20,094	Lotes Co., Ltd.	418,662
119,570	Powertech Technology, Inc.	419,547
23,955	Poya International Co., Ltd.	429,052
62,675	Sino-American Silicon Products, Inc.	429,303
101,204	Tripod Technology Corp.	428,648
231,330	WPG Holdings Ltd.	432,152
739,201	Yuanta Financial Holding Co., Ltd.	657,063
		5,456,873
	THAILAND — 1.3%
4,090,428	WHA Corp. PCL	417,468

	UNITED KINGDOM — 4.2%
197,502	Helios Towers PLC *	417,330
17,775	Mondi PLC	443,196
343,867	Vivo Energy PLC [1]	496,953
		1,357,479
	UNITED STATES — 2.5%
56,300	Kosmos Energy Ltd. *	202,680
283,195	Samsonite International S.A. *,[1]	609,154
		811,834
	Total Common Stocks
	(Cost $27,329,752)	31,679,325

Vaughan Nelson Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2021

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 2.0%
$644,831	UMB Bank Demand Deposit , 0.01%2	$644,831
	Total Short-Term Investments
	(Cost $644,831)	644,831

	TOTAL INVESTMENTS — 100.3%
	(Cost $27,974,583)	32,324,156

	Liabilities in Excess of Other Assets — (0.3)%	(96,025)
	TOTAL NET ASSETS — 100.0%	$32,228,131

PCL – Public Company Limited
PJSC – Public Joint Stock Company
PLC – Public Limited Company

*Non-income producing security.
[1]Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $4,499,507, which represents 13.96% of total net assets of the Fund.
[2]The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Vaughan Nelson Emerging Markets Opportunities Fund

SUMMARY OF INVESTMENTS

As of October 31, 2021

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Tech Hardware & Semiconductors	15.8%
Materials	9.0%
Consumer Discretionary Products	8.1%
Industrial Products	7.8%
Industrial Services	7.7%
Media	6.1%
Retail & Wholesale - Discretionary	5.9%
Real Estate	5.2%
Software & Tech Services	5.1%
Consumer Discretionary Services	4.7%
Financial Services	4.6%
Health Care	4.4%
Retail & Wholesale - Staples	4.4%
Banking	3.1%
Oil & Gas	2.8%
Consumer Staple Products	2.1%
Utilities	1.5%
Total Common Stocks	98.3%
Short-Term Investments	2.0%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Vaughan Nelson International Small Cap Fund

Dear Shareholder,

The performance of the asset class during the first ten months of the fiscal year was fairly consistent with strong positive absolute returns, relatively stable currencies, positive or neutral macro news, no threatening COVID 19 news and favorable factor development. At the beginning of September, however, the narrative and the market focus began to change. The news of Evergrande’s, the Chinese real estate developer, potential default created concerns about a systemic crisis in China and that knocked the air out of emerging markets. In developed markets, the supply chain constraints and the renewed fears of stickier, higher inflation added to concerns and led to a risk-off environment.

Market & Portfolio Overview

The rising inflation fears led to a change in factor leadership during the last weeks of September, with the value factor replacing, what up to that point, an outperforming growth factor.

To compound the change of scenery, the inflation fears also caused USD interest rates to rise which supported an appreciation of the dollar against the basket of non-US currencies, eroding the returns considered in USD.

Additionally, some one-off situations affected specific geographies, for example, the spike of gas prices in Europe. Spot prices trended significantly higher due to the increase in activity as well as external conditions reducing the availability of solar and wind energy. For geopolitical reasons, Russia chose not to sell additional quantities, even as it continued to fulfill long-term contracts without problems. This spike in energy prices led to a reduction of activity in some industries and to margin constraints in others.

Portfolio Review

For the past fiscal year, the portfolio outperformed its benchmark supported by strong stock selection and allocation effect. The portfolio returned 38.39% compared to its benchmark, the MSCI EAFE Small Cap Index, which returned 35.77%. The best performing countries (total effect) were the United Kingdom, Japan, Singapore, and France. Offsetting this was negative contribution from Sweden, Spain, and Belgium.

On a sector basis, the top performers for the fund were Information Technology, Consumer Discretionary, and Industrials. The primary underperforming sectors for the fund were Materials and Financials driven by poor stock selection in those two sectors.

Outlook

The global economic scenario left us less certain at the end of the fiscal year with lingering questions around companies with significant Chinese exposure, complex supply chains, energy intensiveness, exposure to raw materials, and/or inability to pass higher costs, among others. Further, an escalation in COVID cases throughout Europe and the development of a new variant also poses uncertainties to the economic outlook in the next few quarters.

Globally, we see economic activity continues at sound levels, but with a decelerating trend.

The outlook for our asset class continues to be highly promising. The Vaughan Nelson investment approach, with its macro awareness and deep fundamental research, coupled with valuation discipline, allows us to navigate well the fluid market conditions and identify attractive investment opportunities that meet our targeted return objective.

Thank you for your support. Please do not hesitate to reach out to us if you have any questions.

Kind regards,

Vaughan Nelson International Team

The views in this letter were as of 10/31/21 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Natixis Distribution, LLC (fund distributor) and Vaughan Nelson are affiliated.

Natixis Distribution, LLC (Member FINRA/SIPC) is a limited purpose broker-dealer and the distributor of various registered investment companies for which advisory services are provided by affiliates of Natixis Investment Managers.

[1]	The U.S. Dollar Index (DXY) is an index (or measure) of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners' currencies.

Vaughan Nelson International Small Cap Fund

FUND PERFORMANCE at October 31, 2021 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI EAFE Small Cap Index. The performance graph above is shown for the Fund’s Institutional Class shares, Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small capitalization equity performance of developed markets, excluding the U.S. and Canada. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2021	1 Year	5 Years	10 Years	Since Inception	Inception Date
Vaughan Nelson International Small Cap Fund – Institutional Class*	38.39%	12.16%	9.92%	8.88%	12/31/13
Vaughan Nelson International Small Cap Fund – Investor Class**	38.00%	11.88%	9.64%	8.60%	12/02/19
MSCI EAFE Small Cap Index	35.77%	11.37%	10.13%	9.19%	12/31/13

*	Effective February 10, 2020, the Fund converted its existing Advisor Class shares to Institutional Class shares and the Advisor Class was then terminated. The Advisor Class shares (which were previously designated as Investor Class shares) were first offered on March 31, 2010. Institutional Class shares (which were previously designated as Class I shares) were first offered on December 31, 2013. The performance figures for Institutional Class shares include the performance for the Advisor Class shares for the period prior to December 31, 2013.
**	Investor Class shares were first offered on December 2, 2019. The performance figures for Investor Class shares include the performance for the Institutional Class shares for the period prior to December 2, 2019, adjusted for Investor Class shares’ expenses, which are higher than the expenses of Institutional Class shares.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 660-6610.

Gross and net expense ratios for the Investor Class shares were 2.99% and 1.40%, and for Institutional Class shares were 2.74% and 1.15%, respectively, which were the amounts stated in the current prospectus dated March 1, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total fund operating expenses do not exceed 1.40% and 1.15% of the average daily net assets of the Investor Class shares and Institutional Class shares, respectively. This agreement is in effect until February 28, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Vaughan Nelson International Small Cap Fund

FUND PERFORMANCE at October 31, 2021 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Vaughan Nelson International Small Cap Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2021

Number of Shares		Value
	COMMON STOCKS — 96.0%
	AUSTRALIA — 3.3%
69,191	Bapcor Ltd.	$417,317
165,673	Orora Ltd.	414,444
134,525	Steadfast Group Ltd.	473,276
		1,305,037
	AUSTRIA — 3.6%
5,775	DO & Co. A.G. *	522,026
8,587	Palfinger A.G.	379,174
22,903	S&T A.G.	550,334
		1,451,534
	BELGIUM — 3.6%
3,690	Cie d'Entreprises CFE	377,236
16,652	Fagron	288,345
17,423	Mithra Pharmaceuticals S.A. *	382,746
6,433	Xior Student Housing N.V. - REIT	380,730
		1,429,057
	DENMARK — 1.2%
5,028	Schouw & Co. A/S	489,048

	FRANCE — 10.6%
10,647	Alstom S.A.	379,414
2,483	Alten S.A.	400,089
19,525	Bigben Interactive	370,451
12,434	Chargeurs S.A.	369,417
2,804	Devoteam S.A. *	546,150
4,235	Eurazeo S.E.	396,941
5,015	Seche Environnement S.A.	396,866
3,085	Sopra Steria Group SACA	606,532
15,506	Tikehau Capital SCA	461,541
1,874	Vetoquinol S.A.	320,460
		4,247,861
	GERMANY — 7.2%
7,787	CANCOM S.E.	538,325
7,740	Friedrich Vorwerk Group S.E. *	344,278
11,039	GFT Technologies S.E.	520,528
17,421	PATRIZIA A.G.	481,288
20,405	Synlab A.G. *	495,324
16,206	TAG Immobilien A.G.	492,328
		2,872,071
	IRELAND — 1.4%
10,636	Smurfit Kappa Group PLC	557,472

Vaughan Nelson International Small Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	JAPAN — 26.1%
75,540	Anicom Holdings, Inc.	$588,948
21,240	Anritsu Corp.	352,211
44,880	ASKUL Corp.	609,593
10,140	Daiseki Co., Ltd.	473,303
8,129	Fuji Electric Co., Ltd.	397,489
21,160	Fujitec Co., Ltd.	480,662
26,429	FULLCAST Holdings Co., Ltd.	616,906
23,800	G-7 Holdings, Inc.	435,454
9,668	Information Services International-Dentsu Ltd.	338,259
13,603	JSB Co., Ltd.	343,420
7,830	Koito Manufacturing Co., Ltd.	444,260
22,319	Noritsu Koki Co., Ltd.	464,178
28,160	Outsourcing, Inc.	540,203
51,611	Poletowin Pitcrew Holdings, Inc.	465,362
19,170	Roland DG Corp.	503,596
38,713	Sanwa Holdings Corp.	451,535
19,826	Ship Healthcare Holdings, Inc.	520,757
13,960	Stella Chemifa Corp.	350,450
20,107	Takeuchi Manufacturing Co., Ltd.	516,234
12,615	Tokyo Seimitsu Co., Ltd.	513,633
22,622	Yokowo Co., Ltd.	502,761
10,887	Zenkoku Hosho Co., Ltd.	526,110
		10,435,324
	JERSEY — 0.7%
27,731	JTC PLC 1	293,944

	LUXEMBOURG — 1.2%
6,598	Befesa S.A. 1	490,862

	NETHERLANDS — 1.2%
9,549	Signify N.V. 1	462,684

	NORWAY — 6.3%
7,100	Aker A.S.A. - Class A	654,411
49,723	Atea A.S.A. *	929,124
53,895	Leroy Seafood Group A.S.A.	489,997
134,750	Self Storage Group A.S.A. *	459,476
		2,533,008
	SINGAPORE — 1.0%
244,186	Frencken Group Ltd.	414,473

	SPAIN — 2.1%
48,098	Applus Services S.A.	435,334
19,643	Ebro Foods S.A.	389,636
		824,970

Vaughan Nelson International Small Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	SWEDEN — 1.0%
1,256	Alimak Group A.B. [1]	$17,053
35,491	Granges A.B.	387,097
		404,150
	SWITZERLAND — 1.1%
44,242	OC Oerlikon Corp. A.G.	450,460

	UNITED KINGDOM — 24.4%
398,681	Alliance Pharma PLC	560,892
92,687	Ascential PLC *	511,802
70,072	Beazley PLC *	373,999
34,057	Bodycote PLC	373,038
57,037	CareTech Holdings PLC	486,052
9,860	Clarkson PLC	539,756
30,294	Clipper Logistics PLC	297,455
24,970	Close Brothers Group PLC	492,087
104,130	Eurocell PLC	364,818
7,953	Future PLC	383,678
119,291	Hollywood Bowl Group PLC *	387,733
34,393	HomeServe PLC	402,436
33,298	Inchcape PLC	376,408
142,082	Kin & Carta PLC *	519,308
81,853	Marlowe PLC *	1,036,185
147,590	National Express Group PLC *	461,837
50,207	Redrow PLC	442,058
46,627	Renewi PLC *	450,804
72,411	Restore PLC	469,725
221,415	RPS Group PLC	383,014
28,005	Safestore Holdings PLC - REIT	460,682
		9,773,767
	Total Common Stocks
	(Cost $33,255,970)	38,435,722

Vaughan Nelson International Small Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2021

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 3.3%
$1,319,255	UMB Bank Demand Deposit , 0.01%[2]	$1,319,255
	Total Short-Term Investments
	(Cost $1,319,255)	1,319,255
	TOTAL INVESTMENTS — 99.3%
	(Cost $34,575,225)	39,754,977
	Other Assets in Excess of Liabilities — 0.7%	295,258
	TOTAL NET ASSETS — 100.0%	$40,050,235

PLC – Public Limited Company

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,264,543, which represents 3.16% of total net assets of the Fund.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Vaughan Nelson International Small Cap Fund

SUMMARY OF INVESTMENTS

As of October 31, 2021

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Industrial Services	20.7%
Software & Tech Services	12.6%
Industrial Products	10.7%
Health Care	7.6%
Materials	6.3%
Media	5.6%
Consumer Discretionary Products	5.5%
Real Estate	5.4%
Financial Services	4.5%
Insurance	3.6%
Retail & Wholesale - Discretionary	3.5%
Consumer Staple Products	3.4%
Tech Hardware & Semiconductors	2.4%
Banking	1.2%
Retail & Wholesale - Staples	1.1%
Consumer Discretionary Services	1.0%
Utilities	0.9%
Total Common Stocks	96.0%
Short-Term Investments	3.3%
Total Investments	99.3%
Other Assets in Excess of Liabilities	0.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Vaughan Nelson Funds

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2021

	Emerging Markets Opportunities Fund	International Small Cap Fund
Assets:
Investments, at cost	$27,974,583	$34,575,225
Foreign currency, at cost	300,085	-
Investments, at value	$32,324,156	$39,754,977
Foreign currency, at value	302,518	-
Receivables:
Investment securities sold	293,092	268,015
Dividends and interest	33,531	169,992
Non-U.S. Tax Reimbursements	29,431	-
Prepaid expenses	18,969	9,712
Total assets	33,001,697	40,202,696

Liabilities:
Payables:
Investment securities purchased	440,069	42,214
Fund shares redeemed	-	201
Advisory fees	9,882	10,629
Shareholder servicing fees (Note 7)	17,191	17,388
Distribution fees (Note 8)	14	16
Fund administration fees	10,907	16,047
Transfer agent fees and expenses	3,528	4,351
Custody fees	28,510	14,934
Non-U.S. Taxes	229,701	-
Auditing fees	18,800	18,883
Trustees' deferred compensation (Note 3)	6,462	6,429
Shareholder reporting fees	3,376	4,344
Legal fees	2,538	12,182
Trustees' fees and expenses	1,286	2,873
Chief Compliance Officer fees	351	1,173
Accrued other expenses	951	797
Total liabilities	773,566	152,461
Net Assets	$32,228,131	$40,050,235

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$30,633,568	$39,530,872
Total distributable earnings	1,594,563	519,363
Net Assets	$32,228,131	$40,050,235

Maximum Offering Price per Share:
Institutional Class
Net assets applicable to shares outstanding	$32,224,911	$40,019,300
Shares of beneficial interest issued and outstanding	3,002,788	2,238,106
Net asset value per share	$10.73	$17.88
Investor Class
Net assets applicable to shares outstanding	$3,220	$30,935
Shares of beneficial interest issued and outstanding	300	1,733
Net asset value per share	$10.73	$17.85

See accompanying Notes to Financial Statements.

Vaughan Nelson Funds

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2021

	Emerging Markets Opportunities Fund	International Small Cap Fund
Investment income:
Dividends (net of foreign withholding taxes of $143,237 and $50,073, respectively)	$999,312	$648,136
Interest	75	109
Total investment income	999,387	648,245

Expenses:
Advisory fees	309,427	273,342
Shareholder servicing fees (Note 7)	30,909	25,282
Distribution fees (Note 8)	8	42
Fund administration fees	100,233	114,272
Transfer agent fees and expenses	18,424	25,410
Custody fees	65,919	27,671
Registration fees	41,121	58,269
Auditing fees	19,044	18,800
Shareholder reporting fees	12,952	9,309
Legal fees	10,927	18,229
Chief Compliance Officer fees	10,157	10,152
Trustees' fees and expenses	8,988	10,883
Insurance fees	2,307	2,177
Miscellaneous	1,024	1,924
Total expenses	631,440	595,762
Advisory fees waived	(213,706)	(246,448)
Net expenses	417,734	349,314
Net investment income	581,653	298,931

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,789,482	2,652,727
Foreign currency transactions	(15,909)	(6,365)
Deferred non-US taxes	(210,001)	-
Net realized gain	3,563,572	2,646,362
Net change in unrealized appreciation/depreciation on:
Investments	3,112,415	4,844,820
Foreign currency translations	(4,521)	(1,787)
Deferred non-US taxes	(154,400)	-
Net change in unrealized appreciation/depreciation	2,953,494	4,843,033
Net realized and unrealized gain	6,517,066	7,489,395

Net Increase in Net Assets from Operations	$7,098,719	$7,788,326

See accompanying Notes to Financial Statements.

Vaughan Nelson Emerging Markets Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$581,653	$409,350
Net realized gain (loss) on investments, foreign currency transactions and deferred non-US taxes	3,563,572	(1,792,745)
Net change in unrealized appreciation/depreciation on investments, foreign currency translations and deferred non-US taxes	2,953,494	1,175,169
Net increase (decrease) in net assets resulting from operations	7,098,719	(208,226)

Distributions to Shareholders:
Distributions:
Institutional Class	(421,203)	(694,153)
Investor Class[1]	(35)	(69)
Total distributions to shareholders	(421,238)	(694,222)

Capital Transactions:
Net proceeds from shares sold:
Institutional Class	4,386,135	2,371,439
Investor Class[1]	-	2,500
Reinvestment of distributions:
Institutional Class	412,282	678,789
Investor Class[1]	35	69
Cost of shares redeemed:
Institutional Class	(2,766,550)	(2,291,452)
Net increase in net assets from capital transactions	2,031,902	761,345
Total increase (decrease) in net assets	8,709,383	(141,103)

Net Assets:
Beginning of period	23,518,748	23,659,851
End of period	$32,228,131	$23,518,748
Capital Share Transactions:
Shares sold:
Institutional Class	412,647	314,342
Investor Class[1]	-	289
Shares reinvested:
Institutional Class	43,171	76,012
Investor Class[1]	4	7
Shares redeemed:
Institutional Class	(262,709)	(285,089)
Net increase in capital share transactions	193,113	105,561

[1]	Investor Class commenced operations on December 2, 2019.

See accompanying Notes to Financial Statements.

Vaughan Nelson International Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$298,931	$144,129
Net realized gain (loss) on investments and foreign currency transactions	2,646,362	(551,371)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	4,843,033	(39,261)
Net increase (decrease) in net assets resulting from operations	7,788,326	(446,503)
Distributions to Shareholders:
Distributions:
Institutional Class*	(188,704)	(84,448)
Advisor Class	-	(143,871)
Investor Class[1]	(13)	(47)
Total distributions to shareholders	(188,717)	(228,366)
Capital Transactions:
Net proceeds from shares sold:
Institutional Class*	15,585,574	18,321,881
Advisor Class	-	235,748
Investor Class[1]	26,771	2,500
Reinvestment of distributions:
Institutional Class*	179,457	68,560
Advisor Class	-	143,106
Investor Class[1]	13	46
Cost of shares redeemed:
Institutional Class*	(1,303,109)	(4,209,101)
Advisor Class	-	(8,906,096)
Investor Class[1]	(136)	-
Net increase in net assets from capital transactions	14,488,570	5,656,644
Total increase in net assets	22,088,179	4,981,775
Net Assets:
Beginning of period	17,962,056	12,980,281
End of period	$40,050,235	$17,962,056
Capital Share Transactions:
Shares sold:
Institutional Class*	926,739	1,365,937
Advisor Class	-	17,684
Investor Class[1]	1,549	188
Shares reinvested:
Institutional Class*	11,668	5,045
Advisor Class	-	10,499
Investor Class[1]	1	3
Shares redeemed:
Institutional Class*	(78,471)	(354,074)
Advisor Class	-	(665,409)
Investor Class[1]	(8)	-
Net increase in capital share transactions	861,478	379,873

*	Advisor Class shares converted into Institutional Class shares on February 10, 2020.
[1]	Investor Class commenced operations on December 2, 2019.

See accompanying Notes to Financial Statements.

Vaughan Nelson Emerging Markets Opportunities Fund

FINANCIAL HIGHLIGHTS

Institutional Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.37	$8.75	$8.84	$10.74	$9.33
Income from Investment Operations:
Net investment income[1]	0.20	0.15	0.17	0.12	0.18
Net realized and unrealized gain (loss)	2.31	(0.27)	(0.13)	(1.69)	1.42
Total from investment operations	2.51	(0.12)	0.04	(1.57)	1.60
Less Distributions:
From net investment income	(0.15)	(0.26)	(0.13)	(0.33)	(0.19)
From net realized gain	-	-	-	-	-
Total distributions	(0.15)	(0.26)	(0.13)	(0.33)	(0.19)
Redemption fee proceeds[1]	-	-	- [2]	- [2]	- [2]
Net asset value, end of period	$10.73	$8.37	$8.75	$8.84	$10.74
Total return[3]	30.19%	(1.60)%	0.48%	(15.20)%	17.76%
Ratios and Supplemental Data:
Net assets, end of period (millions)	$32.2	$23.5	$23.7	$26.8	$33.1
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.04%	2.40%	1.64%	1.87%	1.92%
After fees waived and expenses absorbed	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.19%	0.78%	1.59%	0.62%	1.21%
After fees waived and expenses absorbed	1.88%	1.83%	1.88%	1.14%	1.78%
Portfolio turnover rate	65%	62%	48%	69%	69%

*	Shares were re-designated into Institutional Class shares on October 1, 2019.
[1]	Based on average shares method. Effective October 1, 2019, the Fund no longer imposes a Redemption fee.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Vaughan Nelson Emerging Markets Opportunities Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2021	For the Period December 2, 2019* through October 31, 2020
Net asset value, beginning of period	$8.36	$8.66
Income from Investment Operations:
Net investment income[1]	0.17	0.13
Net realized and unrealized gain (loss)	2.32	(0.19)
Total from investment operations	2.49	(0.06)
Less Distributions:
From net investment income	(0.12)	(0.24)
Total distributions	(0.12)	(0.24)
Net asset value, end of period	$10.73	$8.36
Total return[2]	29.95%	(0.89)%[3]
Ratios and Supplemental Data:
Net assets, end of period (millions)	$- [4]	$- [4]
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.29%	2.69%[5]
After fees waived and expenses absorbed	1.60%	1.60%[5]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.95%	0.60%[5]
After fees waived and expenses absorbed	1.64%	1.69%[5]
Portfolio turnover rate	65%	62%[3]

*	Commencement of Operations.
[1]	Based on average shares method. Effective October 1, 2019, the Fund no longer imposes a Redemption fee.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Amount represents less than $1,000,000.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Vaughan Nelson International Small Cap Fund

FINANCIAL HIGHLIGHTS

Institutional Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.03	$12.98	$12.55	$13.72	$11.35
Income from Investment Operations:
Net investment income[1]	0.17	0.13	0.19	0.15	0.17
Net realized and unrealized gain (loss)	4.81	0.15	0.48	(0.50)	2.35
Total from investment operations	4.98	0.28	0.67	(0.35)	2.52
Less Distributions:
From net investment income	(0.13)	(0.23)	(0.24)	(0.82)	(0.15)
From net realized gain	-	-	-	-	-
Total distributions	(0.13)	(0.23)	(0.24)	(0.82)	(0.15)
Redemption fee proceeds[1]	-	-	- [2]	-	- [2]
Net increase from payments by affiliates	-	-	-	-	- [2,3]
Net asset value, end of period	$17.88	$13.03	$12.98	$12.55	$13.72
Total return[4]	38.39%	2.11%	5.72%	(2.96)%	22.46%
Ratios and Supplemental Data:
Net assets, end of period (millions)	$40.0	$18.0	$4.7	$4.6	$3.9
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.96%	2.74%	1.94%	1.73%	1.79%
After fees waived and expenses absorbed	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.17%	(0.50)%	0.79%	0.49%	0.80%
After fees waived and expenses absorbed	0.98%	1.09%	1.58%	1.07%	1.44%
Portfolio turnover rate	59%	68%	54%	147%	50%

*	Class I shares were re-designated into Institutional Class shares on October 1, 2019. Advisor Class shares converted into Institutional Class shares on February 10, 2020.
[1]	Based on average shares method. Effective October 1, 2019, the Fund no longer imposes a Redemption fee.
[2]	Amount represents less than $0.01 per share.
[3]	The Advisor reimbursed the International Small Cap Fund $3,956 for losses from trade errors during the fiscal year ended October 31, 2017. This reimbursement had no impact to the Fund's Performance.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Vaughan Nelson International Small Cap Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2021	For the Period December 2, 2019* through October 31, 2020
Net asset value, beginning of period	$12.99	$13.30
Income from Investment Operations:
Net investment income[1]	0.13	0.08
Net realized and unrealized gain (loss)	4.80	(0.14)
Total from investment operations	4.93	(0.06)
Less Distributions:
From net investment income	(0.07)	(0.25)
Total distributions	(0.07)	(0.25)
Net asset value, end of period	$17.85	$12.99
Total return[2]	38.00%	(0.55)%[3]
Ratios and Supplemental Data:
Net assets, end of period (millions)	$- [4]	$- [4]
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.21%	2.93%[5]
After fees waived and expenses absorbed	1.40%	1.40%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.08)%	(0.87)%[5]
After fees waived and expenses absorbed	0.73%	0.66%[5]
Portfolio turnover rate	59%	68%[3]

*	Commencement of Operations.
[1]	Based on average shares method. Effective October 1, 2019, the Fund no longer imposes a Redemption fee.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Amount represents less than $1,000,000.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2021

Note 1 – Organization

Vaughan Nelson Emerging Markets Opportunities Fund (the “Emerging Markets Opportunities Fund”) and Vaughan Nelson International Small Cap Fund (the “International Small Cap Fund”), each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Vaughan Nelson Funds are diversified funds. The Emerging Markets Opportunities Fund and International Small Cap Fund’s primary investment objective is to provide long-term capital appreciation. Prior to October 1, 2019, the Emerging Markets Opportunities Fund’s name was Advisory Research Emerging Markets Opportunities Fund and the International Small Cap Fund’s name was Advisory Research International Small Cap Value Fund.

The Emerging Markets Opportunities Fund offers two classes of shares, Institutional Class shares and Investor Class shares. Institutional Class shares commenced operations on November 1, 2013. Investor Class shares commenced operations on December 2, 2019.

The International Small Cap Fund offers two classes of shares, Institutional and Investor. Institutional Class shares commenced operations on December 31, 2013. Advisor Class shares converted into Institutional Class shares on February 10, 2020. The Investor Class shares commenced operations on December 2, 2019.

The shares of each class represent an interest in the same portfolio of investments of the International Small Cap Fund and Emerging Markets Opportunities Fund have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2021

(b) Preferred Stocks

Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

(c) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities. Each ETF in which each Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2021

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(f) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2018 – 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Funds will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2021

(h) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an investment advisory agreement (the “Advisory Agreement”) with Vaughan Nelson Investment Management, L.P. (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Emerging Markets Opportunities Fund	1.00%
International Small Cap Fund	0.90%

The Advisor has contractually agreed to waive its fee and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the following levels:

Expense Limit as a % of average daily net assets
Emerging Markets Opportunities Fund – Investor Class	1.60%
Emerging Markets Opportunities Fund – Institutional Class	1.35%
International Small Cap Fund - Investor Class	1.40%
International Small Cap Fund – Institutional Class	1.15%

This agreement is in effect until February 28, 2022 and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor waived its advisory fees for the year ended October 31, 2021 as stated below:

Emerging Markets Opportunities Fund	$213,706
International Small Cap Fund	246,448

The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At October 31, 2021, the amount of these potentially recoverable expenses was $456,607 and $521,438, for the Emerging Markets Opportunities Fund and International Small Cap Fund, respectively. The Advisor may recapture all or a portion of the following amounts no later than October 31, of the years stated below:

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2021

	Emerging Markets Opportunities Fund	International Small Cap Fund
2022	$8,950	$13,658
2023	233,951	261,332
2024	213,706	246,448
Total	$456,607	$521,438

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2021 are reported on the Statements of Operations.

Natixis Distribution, LLC. serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended October 31, 2021, each Fund’s allocated fees paid to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees had adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2021, are reported on the Statements of Operations.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2021

Note 4 – Federal Income Taxes

As of October 31, 2021, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

	Emerging Markets Opportunities Fund	International Small Cap Fund
Cost of investments	$28,107,781	$34,955,617
Gross unrealized appreciation	$5,740,339	$6,282,295
Gross unrealized depreciation	(1,523,964)	(1,482,935)
Net unrealized appreciation on investments	$4,216,375	$4,799,360

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2021, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (deficit) as follows:

Increase (Decrease)
Fund	Paid-in Capital	Total Distributable Earnings (Deficit)
Emerging Markets Opportunities Fund	$147	$(147)
International Small Cap Fund	-	-

At October 31, 2021, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, the capital loss carryforwards will expire as follows:

	Not Subject to Expiration
	Short-Term	Long-Term	Total
Emerging Markets Opportunities Fund	$846,250	$1,912,784	$2,759,034
International Small Cap Fund	4,649,371	-	4,649,371

During the fiscal year ended October 31, 2021, the Emerging Markets Opportunities Fund and the International Small Cap Fund utilized $3,575,371 and $2,563,168 of non-expiring capital loss carryforwards, respectively.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2021

As of October 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Emerging Markets Opportunities Fund	International Small Cap Fund
Undistributed ordinary income	$355,801	$376,200
Undistributed long-term capital gains	-	-
Tax accumulated earnings	355,801	376,200

Accumulated capital and other losses	(2,759,034)	(4,649,371)
Unrealized appreciation (depreciation) on investments	4,216,375	4,799,360
Unrealized appreciation (depreciation) on foreign currency translations	(212,117)	(397)
Unrealized deferred compensation	(6,462)	(6,429)
Total accumulated earnings	$1,594,563	$519,363

The tax character of distributions paid during the fiscal years ended October 31, 2021 and 2020 were as follows:

	Emerging Markets Opportunities Fund		International Small Cap Fund
	2021	2020	2021	2020
Distributions paid from:
Ordinary income	$421,238	$694,222	$188,717	$228,366
Net long-term capital gains	-	-	-	-
Total distributions paid	$421,238	$694,222	$188,717	$228,366

Note 5 – Redemption Fee

Effective October 1, 2019, the redemption fee for the Funds have been removed. Prior to October 1, 2019, the Funds could impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.

Note 6 – Investment Transactions

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Emerging Markets Opportunities Fund	$21,409,207	$19,286,020
International Small Cap Fund	31,254,993	17,190,724

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Emerging Markets Opportunities Fund and International Small Cap Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets attributed to each class shares of the Funds serviced by shareholder servicing agents who provide administrative and support services to their customers.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2021

For the year ended October 31, 2021, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which allows each Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Investor Class shares, payable to Natixis Distribution, LLC. Institutional Class shares are not subject to any distribution or administrative service fees under the plan.

For the year ended October 31, 2021, for the Emerging Markets Opportunities Fund and International Small Cap Fund, distribution fees incurred by each Fund’s Investor Class shares are disclosed on the Statements of Operations.

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2021

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2021, in valuing the Funds’ assets carried at fair value:

Emerging Markets Opportunities Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$839,684	$1,551,967	$-	$2,391,651
Consumer Discretionary	1,224,442	4,779,516	-	6,003,958
Consumer Staples	757,645	1,323,806	-	2,081,451
Energy	911,124	-	-	911,124
Financials	1,690,515	1,372,811	-	3,063,326
Health Care	750,217	677,351	-	1,427,568
Industrials	438,917	3,260,051	-	3,698,968
Materials	-	3,073,180	-	3,073,180
Real Estate	734,811	940,581		1,675,392
Technology	278,374	6,587,236	-	6,865,610
Utilities	-	487,097	-	487,097
Total Common Stocks	7,625,729	24,053,596	-	31,679,325
Short-Term Investments	644,831	-	-	644,831
Total Investments	$8,270,560	$24,053,596	$-	$32,324,156

International Small Cap Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$-	$1,785,240	$-	$1,785,240
Consumer Discretionary	1,800,326	4,151,302	-	5,951,628
Consumer Staples	389,636	1,414,499	-	1,804,135
Financials	2,269,596	3,769,379	-	6,038,975
Health Care	1,344,561	1,710,015	-	3,054,576
Industrials	2,678,794	7,536,424	-	10,215,218
Materials	364,818	2,544,338	-	2,909,156
Real Estate	380,730	-	-	380,730
Technology	1,015,875	4,471,733	-	5,487,608
Utilities	344,278	464,178	-	808,456
Total Common Stocks	10,588,614	27,847,108	-	38,435,722
Short-Term Investments	1,319,255	-	-	1,319,255
Total Investments	$11,907,869	$27,847,108	$-	$39,754,977

*	The Fund did not hold any Level 3 securities at period end.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2021

Note 11 – Covid-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds, including political, social and economic risks. Any such impact could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment in the Funds. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments is not reasonably estimable at this time.

Note 12- New Accounting Pronouncement

Rule 18f-4

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund(s). When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

Rule 2a-5

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2021

Rule 12d1-4

The SEC adopted new Rule 12d1-4, which will allow registered investment companies (including business development companies (“BDCs”), unit investment trusts (“UITs”), closed-end funds, exchange-traded funds (“ETFs”), and exchange-traded managed funds (“ETMFs”) (an “acquiring” fund), to invest in other investment companies (an “acquired fund”), including private funds under a specific exception, beyond the limits of Section 12(d)(1), subject to the conditions of the rule. Rule 12d1-4 became effective January 19, 2021. Funds electing to rely on Rule 12d1-4 will have to comply with the rules by January 19, 2022.

London Interbank Offered Rate (“LIBOR”)

In March 2020, FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

Note 13 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

Effective November 1, 2021, the Advisor has agreed to lower its management fee for the Emerging Markets Opportunities Fund from 1.00% to 0.95% and for the International Small Cap Fund from 0.90% to 0.85% of each Fund’s average daily net assets. The Advisor has also agreed to reduce the limit on the total annual operating expenses, excluding certain expenses, for the Emerging Markets Opportunity Fund from 1.60% to 1.35% and 1.35% to 1.10% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively, and for the International Small Cap Fund from 1.40% to 1.24% and 1.15% to 0.99% of average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively.

The Funds declared the payment of a distribution to be paid, on December 22, 2021, to shareholders of record on December 21, 2021 as follows:

		Long Term Capital Gain	Short Term Capital Gain	Income
Emerging Markets Opportunities Fund	Institutional Class	$0.00000	$0.00000	$0.16051
Emerging Markets Opportunities Fund	Investor Class	0.00000	0.00000	0.12980
International Small Cap Fund	Institutional Class	0.00000	0.00000	0.16863
International Small Cap Fund	Investor Class	0.00000	0.00000	0.14580

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and the Shareholders of the Vaughan Nelson Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Vaughan Nelson Emerging Markets Opportunities Fund and Vaughan Nelson International Small Cap Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies from brokers were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 30, 2021

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2021, 0.00% and 0.00% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Emerging Markets Opportunities Fund and International Small Cap Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Emerging Markets Opportunities Fund and International Small Cap Fund designate income dividends of 64.13% and 100.00%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2021.

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Emerging Markets Opportunities Fund and International Small Cap Fund, designate $618,742 and $387,929, respectively, of income derived from foreign sources and $143,237 and $39,604, respectively, of foreign taxes paid for the fiscal year ended October 31, 2021.

Of the ordinary Income (including short-term capital gain) distributions made for the year ended October 31, 2021, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
Emerging Markets Opportunities Fund	$0.2060	$0.0477
International Small Cap Fund	$0.1732	$0.0177

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 660-6610. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustee:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	2	361 Social Infrastructure Fund, a closed-end investment company.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	2	361 Social Infrastructure Fund, a closed-end investment company, and Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	2	361 Social Infrastructure Fund, a closed-end investment company.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	2	Investment Managers Series Trust II, a registered investment company (includes 24 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund.	2	Investment Managers Series Trust II, a registered investment company (includes 24 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.
Maureen Quill ᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	2	361 Social Infrastructure Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

A	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 54 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreements (Unaudited)

At a meeting held on September 14-15, 2021, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Vaughan Nelson Investment Management, L.P. (the “Investment Advisor”) with respect to the Vaughan Nelson Emerging Markets Opportunities Fund (the “Emerging Markets Fund”) and the Vaughan Nelson International Small Cap Fund (the “International Small Cap Fund” and together with the Emerging Markets Fund, the “Funds”) series of the Trust for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders. The Board acknowledged that in accordance with exemptive relief granted by the U.S. Securities and Exchange Commission, due to unforeseen emergency circumstances related to the COVID-19 pandemic, the meeting was being held by videoconference, and that as required by the relief, the Board would ratify the renewal of the Advisory Agreement at its next in-person meeting.

Background

In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended June 30, 2021; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

•	The Emerging Markets Fund’s total return for the one-year period was above the Peer Group and Diversified Emerging Markets Fund Universe median returns, but below the MSCI Emerging Markets SMID Cap Index return by 3.27%. The Fund’s annualized total return for the three-year period was below the Peer Group median return by 1.92%, the MSCI Index return by 3.00%, and the Fund Universe median return by 3.81%. For the five-year period, the Fund’s annualized total return was below the MSCI Index return and the Peer Group and Fund Universe median returns by 3.42%, 3.81%, and 4.89%, respectively. The Trustees considered Broadridge’s observation that although the Fund’s benchmark is style-neutral, the Fund’s style tilts toward value, and that for the five-year period value stocks were at a more than 600 basis point disadvantage relative to growth stocks in emerging markets. The Trustees also noted the Investment Advisor’s assertion that the Fund’s underperformance over the three- and five-year periods was due in part to poor stock selection in several markets, including Taiwan, Brazil, the United Kingdom, Canada, Mexico, and Hong Kong.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•	The International Small Cap Fund’s annualized total returns for the one-, three-, and five-year periods were above the Peer Group and Foreign Small/Mid Blend Fund Universe median returns and the MSCI EAFE Small Cap Index returns.

The Board also considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The Emerging Markets Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median, but higher than the Diversified Emerging Markets Fund Universe median by 0.05%. The Trustees noted, however, that the Investment Advisor was proposing a reduction in the Fund’s advisory fee by 0.05%. The Trustees considered that the Fund’s advisory fee was lower than or the same as the fee that the Investment Advisor charges to manage institutional separate accounts using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients, and that the Investment Advisor provides more services to the Fund than it does to separately managed accounts. The Trustees also considered that the Fund’s advisory fee was within the range of the advisory fee paid by the other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were the same as the Peer Group median, but higher than the Fund Universe median by 0.25%. The Trustees noted, however, that the Investment Advisor was proposing a reduction in the Fund’s expense limitation by 0.25%.

•	The International Small Cap Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Foreign Small/Mid Blend Fund Universe medians. The Trustees noted that the Investment Advisor was proposing a reduction in the Fund’s advisory fee by 0.05%. The Trustees considered that the Fund’s advisory fee was lower than the fee that the Investment Advisor charges to manage institutional separate accounts using the same strategy as the Fund up to the $25 million level, and greater than the Investment Advisor’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients, and that the Investment Advisor provides more services to the Fund than it does to separately managed accounts. The Trustees also considered that the Fund’s advisory fee was lower than the advisory fee paid by the other series of the Trust managed by the Investment Advisor.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were slightly higher than the Peer Group median by 0.02%, and higher than the Fund Universe median by 0.05%. The Trustees noted, however, that the Investment Advisor was proposing a reduction in the Fund’s expense limitation by 0.16%.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended June 30, 2021, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain of the operating expenses for the International Small Cap Fund, had waived a significant portion of its advisory fee for the Emerging Markets Opportunities Fund, and had not realized a profit with respect to either Fund.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Board noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Funds’ assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement with respect to each Fund.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on September 14-15, 2021 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

Vaughan Nelson Emerging Markets Opportunities Fund

Vaughan Nelson International Small Cap Fund

The Board has appointed Vaughan Nelson Investment Management, the investment adviser to the Funds, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Funds, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from July 1, 2020 through June 30, 2021 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

•	The Fund Program’s liquidity classification methodology for categorizing each Fund’s investments;
•	An overview of market liquidity for each Fund during the Program Reporting Period;
•	Each Fund’s ability to meet redemption requests;
•	Each Fund’s cash management;
•	Each Fund’s borrowing activity, if any, in order to meet redemption requests;
•	Each Fund’s compliance with the 15% limit of illiquid investments; and
•	Each Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for each Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Funds primarily hold assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore each Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii) each Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, each Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Vaughan Nelson Funds

EXPENSE EXAMPLES

For the Six Months Ended October 31, 2021 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These investments are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vaughan Nelson Emerging Markets Opportunities Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/21	10/31/21	5/1/21 – 10/31/21
Investor Class	Actual Performance	$1,000.00	$982.60	$7.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.87	7.99
		5/1/21	10/31/21	5/1/21 – 10/31/21
Institutional Class	Actual Performance	1,000.00	983.50	6.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 1.35% for the Investor and Institutional Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Vaughan Nelson Funds

EXPENSE EXAMPLES

For the Six Months Ended October 31, 2021 (Unaudited)

Vaughan Nelson International Small Cap Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/21	10/31/21	5/1/21 – 10/31/21
Investor Class	Actual Performance	$1,000.00	$1,049.40	$7.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.14	7.13
		5/1/21	10/31/21	5/1/21 – 10/31/21
Institutional Class	Actual Performance	1,000.00	1,050.50	5.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Fund’s annualized expense ratios of 1.40% and 1.15% for Investor Class and Institutional Class shares, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six months period). The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.

Vaughan Nelson Funds

Each a series of Investment Managers Series Trust

Investment Advisor

Vaughan Nelson Investment Management, L.P.

600 Travis Street, Suite 3800

Houston, Texas 77002

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199

FUND INFORMATION

	TICKER	CUSIP
Vaughan Nelson Emerging Markets Opportunities Fund – Investor Class	ADVKX	461 43U 500
Vaughan Nelson Emerging Markets Opportunities Fund – Institutional Class	ADVMX	461 41P 552
Vaughan Nelson International Small Cap Fund – Investor Class	ADVJX	461 43U 609
Vaughan Nelson International Small Cap Fund – Institutional Class	ADVLX	461 41P 412

Privacy Principles of the Vaughan Nelson Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Vaughan Nelson Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 660-6610 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds at (888) 660-6610 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 660-6610.

Vaughan Nelson Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 660-6610

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888) 660-6610.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2021	FYE 10/31/2020
Audit Fees	$ 32,000	$ 31,800
Audit-Related Fees	N/A	N/A
Tax Fees	$ 5,600	$ 5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2021	FYE 10/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2021	FYE 10/31/2020
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/07/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/07/2022

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	01/07/2022